UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 14, 2008

Fifth Street Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00755 (Commission File Number)	26-1219283 (IRS Employer Identification No.)

White Plains Plaza
445 Hamilton Avenue, Suite 1206
White Plains, NY	10601
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 286-6811

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 14, 2008 the Registrant updated it’s investor presentation a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1.      Investor presentation dated October 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fifth Street Finance Corp.

(Registrant)

October 14, 2008	/s/ WILLIAM H. CRAIG

(Date)	William H. Craig
Chief Financial Officer and Chief Compliance Officer

Exhibit Index

99.1	Investor presentation dated October 2008